Inspire Fidelis Multi Factor ETF
FDLS
a series of Northern Lights Fund Trust IV
SUMMARY PROSPECTUS
March 31, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 31, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.inspireetf.com/fund-documents/. You can also obtain these documents at no cost by calling 877.658.9473 or by sending an email request to OrderInspireETFs@UltimusFundSolutions.com. Shares of the Fund are listed and traded on NYSE Arca (the “Exchange”).

Investment Objective: The Inspire Fidelis Multi Factor ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the WI Fidelis Multi-Cap, Multi-Factor Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commission and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 232% of the average value of its portfolio.

Principal Investment Strategies: The Fund generally invests at least 80% of its total assets in securities that meet the following criteria (the “Multi Factor” criteria) that are the components of the Index in an attempt to track the Index.

The universe of eligible index components consists of common stocks that meet the following “Multi-Factor” criteria :

•	have an Inspire Impact Score that is positive (i.e., greater than or equal to zero).
•	are listed on a major US stock exchange, including American Depositary Receipts (“ADRs”);
•	have market capitalization of $250 million or greater;
•	are in the top 60% of stocks for combined value, growth and momentum factors (as described below);
•	are not in the bottom 20% of stocks for value, growth or momentum factors individually;
•	are not limited partnerships;
•	are not companies based in China; and
•	are not a manufacturer of military weapons or a medical facility providing access to abortion services.
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The Inspire Impact Score™ is a proprietary selection methodology that is designed to assign a score to a particular security based on the security’s alignment with biblical values and the positive impact the issuing company has on its customers, communities, workforce and the world. Utilizing specifically identified, publicly available and/or third-party sources, the Inspire Impact Score™ methodology endeavors to assign negative scores to and exclude companies from the investment universe if they are found in violation of specified categories that do not align with biblical values and seeks to assign positive scores to companies which the Inspire Investing, LLC (the “Adviser”) has not found to be in violation of the specified exclusionary categories. The selection methodology used in calculating the Inspire Impact Score™ is separate from the fundamental and technical company research that Inspire performs for inclusion in its ETFs.

It is not possible for the Adviser to be aware of every action a company takes, and there may be additional positive or problematic activities which a company engages in that are beyond what is included in the Inspire Impact Score™ calculation. The Inspire Impact Score™ is not meant to include all activities, whether public or private, of each company scored, but rather to assign a score to companies based on the data the Adviser has found from the specified publicly available sources and/or third-party data providers. The Inspire Impact Score™ represents the Adviser’s viewpoint on the biblical alignment of scored investments, and other investors may have different opinions about what should or should not be considered a violation. The Adviser seeks to update Inspire Impact Scores™ in a timely fashion at regular intervals, but due to differences in research schedules, corporate engagement efforts and data publication timing, a company’s Inspire Impact Score™ may not immediately reflect all known data as soon as it is researched.

The specific exclusionary categories deemed to not be in alignment with biblical values and which the Inspire Impact Score™ seeks to assign negative scores and exclude from the investment universe are as follows:

•	Abortifacients: Companies that produce or distribute abortifacient drugs (pharmaceuticals used to terminate a pregnancy anytime from the moment of conception onward, including those labeled as “contraceptives” but which may cause a fertilized egg to be destroyed).
•	Abortion Activism: Companies that promote abortion access through legislative support, corporate philanthropic activity, and/or employee travel benefits. Screening includes companies that have signed “Don’t Ban Equality” and/or “Don’t Ban Equality in Texas” Statement(s) from Planned Parenthood, a widely known abortion access advocate, to pledge support for legalizing abortion access and to oppose legislative bans on abortion access, companies that engage in corporate-guided philanthropy to Center for American Progress, Women and Their Bodies, and/or Pathfinder, which advocate for abortion access (seeks to exclude donations from employee matching programs, employee resource groups, donor-advised funds, and foundations), and companies that offer employee travel benefits which allow employee access to abortion services at any stage of pregnancy, according to Rhia Ventures and the 1792 Exchange. The Adviser is not able to screen for companies that donate to Planned Parenthood because its corporate donor list is no longer publicly available.
•	Abortion Services: Companies that own and operate one or more medical facilities that provides abortion procedures at any stage of pregnancy.
•	Alcohol: Companies that produce at least one alcoholic beverage or exclusively distribute alcoholic beverages.
•	Cannabis Cultivation/Processing: Companies that cultivate or process cannabis for retail or wholesale distribution.
•	Cannabis (Retail THC): Companies that produce or distribute retail cannabis products containing THC (which is the psychoactive component of cannabis).
•	Embryonic Stem Cells: Companies that perform research on or produce products using embryonic stem cells, companies that provide embryonic stem cells to other entities, and companies that utilize propagated stem cell lines which originally derived from embryonic stem cells.
•	Gambling: Companies that generate revenue from gambling facilities, products, and/or services (not including third-party stores which offer Lottery services).
•	In Vitro Fertilization: Companies that offer in vitro fertilization services or manufacture equipment specifically for the purpose of in vitro fertilization procedures.
•	LGBT Activism: Companies earning an above-average rating according to an annual self-reported survey conducted by a national LGBT advocacy organization, which rates companies based on their corporate LGBT activism across several areas, including philanthropy, corporate policy, marketing efforts, and legislative support. The average score is calculated from the scores of the Fortune 500 companies that participated in the annual survey.
•	Sexually Explicit: Companies that derive revenue from the creation, sale, or distribution of sexually explicit content and/or services. This category seeks to cover media types, such as film, print, gaming, and online that contain pornographic content, including platforms that stream movies rated for nudity and/or sex, and other explicit depictions of sex, such as audio pornography or animated sex/nudity. Also included are companies that profit from sexually immoral services, such as strip clubs and LGBT dating services, that actively promote and profit from unbiblical sexual behavior.
•	State Owned Enterprise: Companies that are owned and controlled by a Nation State/government of a country excluded from investment due to significant human rights violations of the following nature (as provided by U.S. Department of State): freedom of religion, sexual exploitation of children, trafficking in persons (Tier 3 only), and/or predominantly governed by Sharia Law. This category includes situations where the State has veto power or a “golden share” is owned by the State or State-controlled agency. The current countries excluded from investment due to significant human rights violations are China, Saudi Arabia, United Arab Emirates, Qatar, Kuwait, Russia, Iran, Pakistan, Malaysia, and Vietnam.

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•	Tobacco: Companies that derive revenue from producing or exclusively distributing tobacco products.

In addition to excluding companies involved in the preceding categories, the Adviser also excludes investment from companies engaged in the following categories, though they do not constitute a negative Inspire Impact Score™:

•	Contraceptives (Barrier): Companies that produce barrier-type contraceptives, such as condoms and diaphragms, which prevent pregnancy by creating a physical barrier (rather than hormonal or chemical means).
•	Weapons (Civilian Firearms): Companies that manufacture firearms for civilian use.
•	Weapons (Military): Companies that manufacture weapons for military use (this category does not include maintenance, repair, and operation (MRO) companies).

The specific biblical alignment categories, for which the Inspire Impact Score™ seeks to assign positive scores (to companies not found to be in violation of the previously mentioned exclusionary categories) are listed below. FactSet provides the data for each category.

•	Air Quality: Companies that responsibly address and manage the impact of air quality resulting from stationary
(e.g., factories, power plants) and mobile sources (e.g., trucks, delivery vehicles, planes) as well as industrial emissions (does not include GHG emissions).
•	Business Ethics: Companies that intentionally manage risks and opportunities surrounding ethical conduct of business, including fraud, corruption, bias, negligence, bribery, facilitation payments, fiduciary responsibilities, and other behavior that may have an ethical component.
•	Business Resilience: Companies that display a capacity to manage risks and opportunities associated with incorporating social, environmental, and political transitions into long-term business model planning despite operating in industries where evolving environmental and social realities challenge their current business approach.
•	Critical Risk Management: Companies that display responsible use of management systems and scenario planning to identify, understand, and prevent or minimize the occurrence of low-probability, high-impact accidents, and emergencies with significant probable consequences, taking into consideration the potential human, environmental, and social implications, as well as the long-term ramifications for the company.
•	Customer Privacy: Companies that responsibly address risks related to the use of personally identifiable information (PII) and other user/customer data for secondary purposes including but not limited to marketing through affiliates and non-affiliates, data collecting procedures, managing user/customer expectations, consent processes, and compliance with evolving regulation (does not include cybersecurity risks).
•	Customer Welfare: Companies that responsibly address customer welfare concerns over issues including, but not limited to, health and nutrition of foods and beverages, antibiotic use in animal production, and management of controlled substances.
•	Data Security: Companies that responsibly address management of risks related to collection, retention, and use of sensitive, confidential, and/or proprietary customer or user data, as well as strategic policies for incidents such as data breaches.
•	Employee Wellbeing: Companies that responsibly address their ability to create and maintain a safe and healthy workplace environment that is free of injuries, fatalities, and illness (both chronic and acute) through the implementation of safety management plans, training requirements, regular audits of internal practices, and systematized monitoring and testing.
•	Energy Management: Companies that conscientiously manage the environmental impacts linked to their energy consumption used in their business operations.
•	Environmental Risk Mitigation: Companies that display the ability to manage risks and opportunities associated with direct exposure of their owned or controlled assets and operations as they pertain to the potential or actual physical impacts of environmental factors, including factors such as the increased frequency and severity of extreme weather, shifting climate, sea level change, and other expected physical impacts.
•	Ethical Labor Practices: Companies that responsibly ensure adherence to widely accepted labor standards within the workplace. This encompasses compliance with labor laws and internationally recognized norms and standards, including fundamental human rights and the prohibition of child, forced, or bonded labor, as well as exploitative labor practices.
•	Ethical Sales Practices: Companies that responsibly handle social issues arising from inadequately managing the transparency, accuracy, and comprehensibility of marketing statements, advertising, and product/service labeling.
•	Ethical Supply Chain Management: Companies that responsibly address the management of risks within their supply chain and handle issues associated with environmental and social externalities created by suppliers through their operational activities. Such issues include, but are not limited to, environmental responsibility, human rights, labor practices, ethics, and corruption.
•	Fair Competition: Companies that conscientiously manage issues associated with the existence of monopolies, which may include, but are not limited to, excessive prices, poor quality of service, and inefficiencies.

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•	GHG Emissions: Companies that responsibly address direct (Scope 1) greenhouse gas (GHG) emissions they may generate through their operations, which includes GHG emissions from stationary (e.g., factories, power plants) or mobile sources (e.g., trucks, delivery vehicles, planes). The seven GHGs covered under the Kyoto Protocol are included within the category: carbon dioxide (CO2), methane (CH4), nitrous oxide (N2O), hydrofluorocarbons (HFCs), perfluorocarbons (PFCs), sulfur hexafluoride (SF6), and nitrogen trifluoride (NF3).
•	Hiring Ethics: Companies that responsibly address their ability to ensure culture, hiring, and promotion practices do not discriminate based on race, gender, ethnicity, religion, and other factors.
•	Human Rights: Companies that responsibly manage the relationship between their business and the communities in which they operate, including, but not limited to, management of direct and indirect impacts on core human rights, the treatment of indigenous peoples, and the impact of local businesses.
•	Low Ecological Impact: Companies that demonstrate conscientious knowledge and management of their impact on ecosystems and biodiversity through activities including, but not limited to, land use for exploration, natural resource extraction, and cultivation, as well as project development, construction, and siting.
•	Materials Efficiency: Companies that responsibly address issues related to the resilience of materials supply chains to impacts of climate change and other external environmental and social factors, including, but not limited to, product design, manufacturing, end-of-life management, reduction of key material usage, maximizing planning efficiency, and R&D material diversity.
•	Product Safety: Companies that responsibly address issues involving unintended characteristics of products sold or services provided that may create health or safety risks to end-users, meet customer expectations, manage liability concerns, product testing, and intentionally acknowledge recalls or market withdraws.
•	Product Sustainability: Companies that conscientiously acknowledge the characteristics of products and services provided or sold and address customer and societal demand for more sustainable products and services as well as meet evolving environmental and social regulations.
•	Regulatory Adherence: Companies that responsibly engage with regulators in cases where conflicting corporate and public interests may have the potential for long-term adverse direct or indirect environmental and social impacts and display their level of reliance on regulatory policy or monetary incentives while acknowledging the necessity of regulatory compliance within a competitive business environment.
•	Systemic Risk Management: Companies that responsibly manage systemic risks resulting from large-scale weakening or collapse of systems upon which the economy and society depend, such as financial systems, natural resource systems, and technological systems.
•	Waste & Hazmat Management: Companies that responsibly address environmental issues associated with the hazardous and non-hazardous waste they generate and the treatment, handling, storage, disposal, and regulatory compliance.
•	Water Conservation: Companies that conscientiously manage their water use, water consumption, wastewater generation, water recycling, water treatment, and any other operations pertaining to water resources, which may be influenced by regional differences in the availability and quality of and competition for water resources.

The Adviser licenses the Index from Wallick Investments, LLC (the “FDLS Index Provider.”). After selecting the Index universe, the FDLS Index Provider uses a proprietary ranking system to provide each common stock with an overall Fidelis Multi-Factor Score (“Fidelis Multi-Factor Score”). The FDLS Index Provider’s Fidelis Multi-Factor Score ranks securities based on their exposure to traditional factors: quality, value and momentum. Quality also includes a Christian values component and the value factor includes a dividend and low volatility component. Quality refers to a company’s profitability, financial health and potential for economic growth. Value refers to a company’s dividend yield, price to sale ratio, price to earnings ratio, price to book value, price to cash flow ratio and volatility in relation to the market. Momentum refers to whether a company is showing an upward price trend.

The Index is composed of 100 constituents. The FDLS Index Provider selects the 40 companies with the highest Fidelis Multi-Factor Score for the Index. The FDLS Index Provider then chooses the remaining 60 constituents of the Index by adding the companies from each sector with the highest Fidelis Multi-Factor Score in accordance with the Index’s target sector weightings. The Index is weighted to permit significant exposure, up to 27% in the information technology sector. If necessary, due to restrictions that may eliminate a company in the top 40, the FDLS Index Provider will select the next highest scoring stocks until a total of 40 have been selected. Next, the FDLS Index Provider selects the highest-ranking stocks within each sector, to complete the needed weightings. The process is repeated for each sector. The FDLS Index Provider then assigns each of the final 100 Index constituents an equal weight of 1%. If the resulting Index has weightings to international stocks greater than 35%, the FDLS Index Provider makes an adjustment to keep the weighting at or below 35%. When a common stock within the Index is no longer available due to a corporate action or its Inspire Impact Score drops below zero, the stock will be replaced.

The FDLS Index Provider is not affiliated with the Fund or the Adviser. The FDLS Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Solactive AG, which is not affiliated with the Fund or the Adviser.

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The Fund employs a “passive management” investment strategy in seeking to achieve its investment objective. The Adviser generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the Index. However, the Fund may or may not hold all of the securities in the Index because, in certain circumstances, it may not be possible or practicable to purchase all of the securities in the Index in their proportionate weightings. In that case, the Adviser may purchase a sample of the securities in the Index to track the Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of an underlying index. The Fund will not concentrate in any particular industry.

The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider developed the methodology for determining the securities to be included in the Index and is responsible for the ongoing maintenance of the Index. The Index is calculated by Solactive AG, which is not affiliated with the Fund or the Adviser.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Asset Class Risk: Securities in the Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Biblically Responsible Investment Risk: The Fund invests its assets in securities with an Inspire Impact Score™ of zero or higher. As a result of its strategy, the Fund’s exclusion of securities of certain issuers for nonfinancial reasons may cause the Fund to forgo some market opportunities available to funds that do not use these criteria. This could be due to biblically responsible companies falling out of favor with investors or failing to perform as well as companies that do not receive a favorable Inspire Impact Score™. The Fund uses data provided by third parties in assessing an Inspire Impact Score™. The amount and accuracy of publicly available data varies from company to company.

Concentration Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

•	Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence.

Depositary Receipt Risk: Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

Early Close/Trading Halt Risk: An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risks: Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its shares (“Shares”) to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

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ETF Structure Risk: The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the ETF only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Foreign Securities Risk: Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Large Capitalization Company Risk: The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Passive Investment Risk: The Fund is not actively managed and the Adviser will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

Portfolio Turnover Risk: The Fund buys and sells investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Sampling Risk: The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Exposure Risk: The Fund may have significant exposure to a limited number of issuers conducting business in the same sector or group of sectors. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector or a group of sectors, and the securities of companies in that sector or group of sectors could react similarly to these or other developments.

  Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
  Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence.
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Small and Medium Capitalization Risk: The earnings and prospects of small and medium capitalization sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and supplemental indices. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.inspireetf.com.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	4th Quarter 2023	10.96%
Worst Quarter:	2nd Quarter 2024	(2.58)%

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2024)

	One Year	Since Inception (8/23/2022)
Return before taxes	7.44%	10.98%
Return after taxes on distributions	5.54%	9.99%
Return after taxes on distributions and sale of Fund shares	5.46%	8.40%
WI Fidelis Multi-Cap, Multi-Factor Index*	8.64%	12.41%
S&P Global 1200 Index**	18.98%	15.99%
MSCI ACWI Index***	17.49%	14.59%
*	The WI Fidelis Multi-Cap, Multi-Factor Index tracks the performance of the 100 stocks which rank the highest within their market cap and sector based on WI Fidelis Index’s factor-based methodology. This methodology is designed to provide access to high quality companies (i.e. faith-based social impact, profitability, financial health, and growth) with market caps greater than $250M that also have value (including low volatility and higher dividend yield) and momentum (including positive earnings per share trend) characteristics. Investors cannot invest directly in an index. Unlike the Fund’s returns, the index does not reflect any fees or expenses.
**	The S&P Global 1200 Index captures approximately 70% of the world cap, covering seven distinct regions and 30 countries. Investors cannot invest directly in an index. Unlike the Fund’s returns, the index does not reflect any fees or expenses.
***	The MSCI ACWI Index is an index representing the equity returns in 23 developed and 24 emerging markets. Investor may not invest in the index directly and the index does not take into account charges, fees and other expenses. Given the Fund’s principal investment strategies, the MSCI ACWI Index is a more appropriate benchmark index for the Fund. Investors cannot invest directly in an index. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

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Investment Adviser: Inspire Investing, LLC.

Portfolio Managers: Darrell Jayroe, CFA®, Senior Portfolio Manager; Robert Netzly, Chief Executive Officer, and Tim Schwarzenberger, CFA®; have each served the Fund as a portfolio manager since it commenced operations.

Purchase and Sale of Fund Shares: Individual Shares of the Fund may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-asks spreads is available online at www.inspireetf.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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